NEWS RELEASE

              March 31, 2011

OTC:QB WSHE

         For Immediate Release

E-DEBIT GLOBAL CORPORATION ANNOUNCES

ENTRY INTO THE PREPAID MARKETPLACE

Calgary, Alberta – E-Debit Global Corporation (“E-Debit”) announced today its entry into the prepaid marketplace with the purchase of an equity position within Smart Pay Solutions Inc. with its joint venture partnership with ebackup Inc., “Capital Six Limited. “

Management’s Commentary:

“As a result of our recent announcement related to our strategic partnership and equity stake in ebackup Inc. E-Debit is now in the process of rolling out a branded prepaid card product through the purchase of an equity stake within Smart Pay Solutions Inc. by our joint venture Capital Six Limited” advises E-Debit Chief Executive Doug Mac Donald.  “With this roll out we now can proceed with the first stage of our national marketing and distribution network.

 “This is just one more step in our development plan and we are on track with our total integration within the prepaid, loyalty and debit card business space.  We have been fairly anonymous in our growth within the card product and e-wallet segment and there is much more to come”.  Mac Donald continued.

Additional Information:

Additional Information about E-Debit and the E-Debit’s operating subsidiaries, the Company’s Annual Filings and other public filings including the terms and conditions of the captionally noted

Investor Relations Consulting Agreement is available on the SEC website and on E-Debit’s website, edebitglobal

About E-Debit Global Corporation

E-Debit Global Corporation (WSHE) is a financial holding company in Canada at the forefront of debit, credit and online computer banking.  Currently, the Company has established a strong presence in the privately owned Canadian banking sector including Automated Banking Machines (ABM), Point of Sale Machines (POS), Online Computer Banking (OCB) and E-Commerce Transaction security and payment.  E-Debit maintains and services a national ABM network across Canada and is a full participating member of the Canadian INTERAC Banking System.

Financial Profile:

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CAPITALIZATION: 500,000,000 COMMON SHARES WITH NO PAR VALUE

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SHARES ISSUED: Common – 92,324,344

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  : Voting Preferred - 70,855,900

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For further details, please refer to WSHE website

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WSHE Symbol OTC QB

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Transfer Agent: Holladay Stock Transfer Inc.

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2939 North 67th Place

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Scottsdale, Arizona 85251

DISCLAIMER

Forward-Looking Statements: This news release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties.  The forward-looking statements, which address the Company’s expected business and financial performance, among other matters, contain words such as “believe,” “expect,” “anticipate,” “optimistic,” “intend,” “plan,” “aim,” “will,” “may,” “should,” “could,” “would,” “likely,” and similar expressions.  All statements, other than statements of historical fact, included herein, are forward looking statements that involve various risks and uncertainties. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements. Forward-looking statements are based on the estimates and opinions of management on the date the statements are made, and WSHE does not undertake an obligation to update forward-looking statements should conditions or management's estimates or opinions change.  Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the underlying assumptions related to the events outlined in this news release proving to be inaccurate or unrealized, events impacting the likelihood and timing of the completion of the events outlined, such as regulatory approvals, and the Company’s ability to exploit the payment platform and other assets and execute on its strategy to develop and issue new and enhanced payment products and services and increase the Company’s revenues from such products and services.

For further information, please contact

E-Debit Global Corporation

Telephone: 1 (403) 473-8795

e-mail: info@edebitglobal